                                                                    Exhibit 10.3

                                                                PNC LEASING, LLC
SUPPLEMENT TO SCHEDULE OF LEASED EQUIPMENT                        [PNCBANK LOGO]
(CONDITIONAL SALE)
                                  SCHEDULE NUMBER:  02248-002
                                  SCHEDULE DATE:  August 21, 2000
                                  MASTER LEASE AGREEMENT NUMBER: 02248
                                  MASTER LEASE AGREEMENT DATE:  January 31, 2000

1. SUPPLEMENT: This Supplement is attached to and made a part of that certain Schedule of Leased Equipment as described above between PNC LEASING, LLC as Lessor and MOUNTAINEER PARK, INC. as Lessee, which
         Schedule is incorporated in and made a part of the Master Lease Agreement between the Lessor and Lessee, which is herein referred to as the "Lease."
2. EQUIPMENT DESCRIPTION AND LOCATION: See Equipment descriptions and locations on Exhibit A, attached hereto and made a part hereof. The Equipment described on the original copy of Exhibit A in Lessor's possession shall be conclusively presumed to be true and correct.
3.       CAPITALIZED COSTS:

=========================== ============================ =======================
    EQUIPMENT COST               UPFRONT SALES TAX                TOTAL
--------------------------- ---------------------------- -----------------------
$3,247,956.38               $0                           $3,247,956.38
=========================== ============================ =======================

4. BASE LEASE TERM: [ The base term of the Lease for the Equipment described in this Supplement No. 2 is 36 months, commencing on September 12, 2000 and terminating on September 12, 2003 unless sooner terminated under the Lease.]
5. RENT: Total rent of $3,737,167.56, exclusive of applicable sales taxes, is due and payable in advance as follows:

==================================== ========================== ================== ==========================
         NUMBER AND TYPE                    DATE PAYMENTS            AMOUNT OF            DATE PAYMENTS
           OF PAYMENTS                        COMMENCE               PAYMENTS              TERMINATE
------------------------------------ -------------------------- ------------------ --------------------------
      (36) monthly payments             9/12/00                    $103,810.21      8/12/03
------------------------------------ -------------------------- ------------------ --------------------------
          Purchase Price                9/12/03                       $1.00         9/12/03
==================================== ========================== ================== ==========================

6. LESSEE'S AUTHORIZATION: Lessee authorizes Lessor to complete the information in Item 5 hereof at the time of commencement of the base lease term.

LESSEE ACCEPTANCE CERTIFICATE
This Lessee Acceptance Certificate ("Acceptance") is hereby made a part of the Lease referenced above between the undersigned Lessor and Lessee. All terms and conditions of the Lease are incorporated herein by reference.

All of the Equipment on Exhibit A was received by us and is in good order and condition, installed to our satisfaction and acceptable to us. We reaffirm all of the terms of Paragraph 9 of the Lease including, without limitation, all covenants regarding the Year 2000 Problem.
The invoice(s) covering the Equipment have been paid in full in the amount(s) shown thereon. We represent and warrant (a) that the representations and warranties as set forth in paragraph 25 of the Lease are true and correct as of the date hereof; (b) that we have satisfied or complied with all requirements set forth in the Lease to be satisfied or complied with on or prior to the date hereof; and (c) that no uncured Event of Default under the Lease has occurred and is continuing on the date hereof. All of the Equipment has been fully delivered and installed at the location where it will be used as of the following date: September 7, 2000.
WITNESS the due execution hereof with the intent to be legally bound this 7th day of September, 2000.

PNC LEASING, LLC, LESSOR               MOUNTAINEER PARK, INC., LESSEE

By:  /s/ MAUREEN A. CLOONAN                 By:      /s/ EDSON R. ARNEAULT
   ---------------------------                     -----------------------------